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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2003

                         COMMISSION FILE NUMBER 1-14959

                                BRADY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   WISCONSIN                    39-0971239
           (STATE OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


                            6555 WEST GOOD HOPE ROAD
                           MILWAUKEE, WISCONSIN 53223
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (414) 358-6600
                         (REGISTRANT'S TELEPHONE NUMBER)


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Item 5. Other Events

On June 9, 2003, the Company issued a press release announcing its sales and earnings expectations for the Company's fiscal 2004 year ending July 31, 2004. The Company also announced the closing of certain facilities in the United States in connection with the Company's previously announced restructuring activities.

A copy of the press release is attached as Exhibit 99.1.

Item 7. Exhibits

99.1     Press Release of Brady Corporation, dated June 9, 2003.















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BRADY CORPORATION
         Date: June 9, 2003                    /s/ David W. Schroeder
                                               ---------------------------------
                                               David W. Schroeder
                                               Senior Vice President &
                                               Chief Financial Officer

















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                                  EXHIBIT INDEX

Exhibit No.       Description
--------------    --------------

   99.1           Press Release of Brady Corporation, dated June 9, 2003.



















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